Exhibit 99.2

NOTICE OF REVOLVER AND TERM A AMENDMENT AND SECOND AMENDMENT TO TERM B CREDIT AGREEMENT

September 14, 2007

To:	Each of the Lenders under and as defined in the Term B Credit Agreement defined below.

Re:	Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement (this “Notice and Amendment”)

Ladies and Gentlemen:

Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Standard Pacific Corp. (“Borrower”), Bank of America, N.A. (“Bank of America”), as Administrative Agent and L/C Issuer, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) (as amended, the “Revolving Credit Agreement”), (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, the “Term A Credit Agreement”), and (c) that certain Term Loan B Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent (in such capacity, “Administrative Agent”), and each of the Lenders defined therein (such Lenders are collectively, the “Lenders” and individually a “Lender”) (as amended, the “Term B Credit Agreement”). Unless otherwise defined herein, capitalized terms shall have the same meanings as specified therefor in the Term B Credit Agreement.

1. Notice of Amendment of Revolving Credit Agreement and Term A Credit Agreement.

Pursuant to that certain Third Amendment of Revolving Credit Agreement and Second Amendment of Term Loan A Credit Agreement dated as of September 14, 2007, by and among Borrower, Bank of America, each Revolver Lender and Term A Lender party thereto, and certain other parties (the “Revolver and Term A Amendment”), a copy of which is attached hereto as Exhibit A, certain covenants and defined terms in the Revolving Credit Agreement and the Term A Credit Agreement have been modified. Pursuant to Section 11.1 of the Term B Credit Agreement, any modifications of the provisions of the Revolving Credit Agreement and Term A Credit Agreement that correspond to Sections 3.5, 3.6, any Section of Article 7, any Section of Article 8, or Sections 9.1(c) through (o) (and related definitions) of the Term B Credit Agreement (collectively, the “Auto-Amend Provisions”), shall also automatically modify the Auto-Amend Provisions in the Term B Credit Agreement. Borrower and Administrative agent hereby notify Lenders that such Auto-Amend Provisions in the Term B Credit Agreement have been modified to the extent so modified in the Revolver and Term A Amendment.

2. Amendments to Term B Credit Agreement. By execution of this Notice and Amendment, the parties hereto have agreed to amend the Term B Credit Agreement as follows:

(a) Section 1.1 of the Term B Credit Agreement is hereby amended to delete the definition of “Applicable Margin” in its entirety and replace such definition with the following:

“Applicable Margin” means, as of any date of determination, a percentage per annum equal to (a) for each Eurodollar Borrowing, one and three quarters percent (1.75%) and (b) for each Reference Rate Borrowing, zero percent (0.0%).

3. Amendment of Term B Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Term B Credit Agreement shall henceforth include references to the Term B Credit Agreement, as modified and amended by this Notice and Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, increased, and/or replaced.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Notice and Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent or any Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Notice and Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Term B Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens.

5. Representations. Borrower represents and warrants to Administrative Agent and the Term B Lenders that as of the date of this Amendment: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Notice and Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Loan Documents, as amended by this Notice and Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Notice and Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Term B Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default or Event of Default exists under the Term B Credit Agreement.

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6. Conditions. The amendments contained in Section 2 above shall not be effective unless and until:

(a) Administrative Agent shall have received this Notice and Amendment duly executed by Borrower, Administrative Agent, and, subject to the conditions of Section 7 below, the Majority Term B Lenders;

(b) All conditions precedent to the effectiveness of the Revolver and Term A Amendment shall have been met;

(c) Administrative Agent shall have received an officer’s certificate of Borrower certifying that the representations and warranties in this Notice and Amendment are true and correct in all material respects on and as of the date hereof, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Term B Credit Agreement; and

(d) Administrative Agent shall have received an officer’s certificate of Borrower certifying that both before and after giving effect to this Notice and Amendment, no Default or Event of Default exists under the Term B Credit Agreement.

7. REQUEST FOR APPROVAL. A REQUEST FOR APPROVAL AS DESCRIBED IN SECTION 10.14 OF THE TERM B CREDIT AGREEMENT WAS PREVIOUSLY DISTRIBUTED TO LENDERS VIA AN INTRALINKS POSTING ON AUGUST 21, 2007. The Request for Approval (“Request for Approval”) is attached hereto as Exhibit B. Pursuant to Section 10.14 of the Term B Credit Agreement and the Request for Approval, Administrative Agent recommended that the amendments as set forth in the Request for Approval, and as detailed in Section 2 hereof, be adopted by the Lenders. Unless a Lender shall give written notice to Administrative Agent that it objects to such recommendation within fifteen (15) Business Days from August 21, 2007, such Lender shall be deemed to have approved of the amendments set forth in the Request for Approval, and as detailed in Section 2 hereof for the purpose of determining Majority Term B Lenders.

8. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Term B Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

9. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Notice and Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Notice and Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Notice and Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

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10. Parties. This Notice and Amendment binds and inures to each party hereto and their respective successors and permitted assigns.

11. ENTIRETIES. THE TERM B CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS NOTICE AND AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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If the foregoing is in accordance with your understanding, please execute and return this letter to us.

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

Accepted and Agreed to as of September 14, 2007:

STANDARD PACIFIC CORP.

By:	/s/ Andrew H. Parnes
	Name:	Andrew H. Parnes
	Title:	EVP & CFO

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

To induce the Administrative Agent and Lenders to enter into this Notice and Amendment, the undersigned jointly and severally (a) consent and agree to the Notice and Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Notice and Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

Barrington Estates, LLC, a Delaware limited liability company

CH Construction, Inc., a Delaware corporation

CH Florida, Inc., a Delaware corporation

Hilltop Residential, Ltd., a Florida limited partnership

HSP Arizona, Inc., a Delaware corporation

HSP Tucson, Inc., a Delaware corporation

HWB Construction, Inc., a Delaware corporation

HWB Investments, Inc., a Delaware corporation

Lagoon Valley Residential, LLC, a California limited liability company

LB/L-Duc II Franceschi, LLC, a Delaware limited liability company

LMD El Dorado 134, LLC, a California limited liability company

OLP Forty Development, LLC, a Florida limited liability company

Pala Village Investments, Inc., a Delaware corporation

Residential Acquisition GP, LLC, a Florida limited liability company

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

SP Colony Investments, Inc., a Delaware corporation

SP Coppenbarger Investments, Inc., a Delaware corporation

SP La Floresta, Inc., a Delaware corporation

SPNS Golden Gate, LLC, a Delaware limited liability company

SP Ventura Investments, Inc., a Delaware corporation

Standard Pacific 1, Inc., a Delaware corporation

Standard Pacific 1, LLC, a Delaware limited liability company

Standard Pacific 2, Inc., a Delaware corporation

Standard Pacific 2, LLC, a Delaware limited liability company

Standard Pacific 3, Inc., a Delaware corporation

Standard Pacific 3, LLC, a Delaware limited liability company

Standard Pacific 4, Inc., a Delaware corporation

Standard Pacific 4, LLC, a Delaware limited liability company

Standard Pacific 5, Inc., a Delaware corporation

Standard Pacific 5, LLC, a Delaware limited liability company

Standard Pacific 6, Inc., a Delaware corporation

Standard Pacific 6, LLC, a Delaware limited liability company

Standard Pacific 7, Inc., a Delaware corporation

Standard Pacific 7, LLC, a Delaware limited liability company

Standard Pacific 8, Inc., a Delaware corporation

Standard Pacific 8, LLC, a Delaware limited liability company

Standard Pacific 9, Inc., a Delaware corporation

Standard Pacific 9, LLC, a Delaware limited liability company

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

Standard Pacific of Arizona, Inc., a Delaware corporation

Standard Pacific of Central Florida, a Florida general partnership

Standard Pacific of Central Florida GP, Inc., a Delaware corporation

Standard Pacific of Colorado, Inc., a Delaware corporation

Standard Pacific of Fullerton, Inc., a Delaware corporation

Standard Pacific of Illinois, Inc., a Delaware corporation

Standard Pacific of Jacksonville, a Florida general partnership

Standard Pacific of Jacksonville GP, Inc., a Delaware corporation

Standard Pacific of Las Vegas, Inc., a Delaware corporation

Standard Pacific of Orange County, Inc., a Delaware corporation

Standard Pacific of South Florida, a Florida general partnership

Standard Pacific of South Florida GP, Inc., a Delaware corporation

Standard Pacific of Southwest Florida, a Florida general partnership

Standard Pacific of Southwest Florida GP, Inc., a Delaware corporation

Standard Pacific of Tampa GP, Inc., a Delaware corporation

Standard Pacific of Tampa, a Florida general partnership

Standard Pacific of Texas, Inc., a Delaware corporation

Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company

Standard Pacific of the Carolinas, LLC, a Delaware limited liability company

Standard Pacific of Tucson, Inc., a Delaware corporation

Standard Pacific of Walnut Hills, Inc., a Delaware corporation

Walnut Hills Development 268, LLC, a California limited liability company

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

Westfield Homes USA, Inc., a Delaware corporation

By:	/s/ Andrew H. Parnes
Andrew H. Parnes, in his capacity as Principal Financial and Accounting Officer of each of the above Guarantors which is a corporation, and in his capacity as Principal Financial and Accounting Officer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Kathleen R. Wade
Vice President

Signature Page to

Notice of Revolver and Term A Amendment and Second Amendment to Term B Credit Agreement

EXHIBIT A

SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT OF

TERM LOAN A CREDIT AGREEMENT

See Attached.

EXHIBIT B

REQUEST FOR APPROVAL

See Attached.